SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 Current Report



                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of Earliest Event Reported): December 15, 2003

                         Commission file number 0-29804


                                 eClickMD, Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


                                     NEVADA
         --------------------------------------------------------------
         (State or other jurisdiction of incorporation or organization)


                                   82-0255758
                     ---------------------------------------
                     (I.R.S. Employer Identification Number)


              3001 Bee Caves Road - Suite 250, Austin, Texas 78756
              ----------------------------------------------------
                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (512) 439-3900


          (Former name or former address, if changed since last report)
          -------------------------------------------------------------
                                 NOT APPLICABLE

TABLE OF CONTENTS

Item 3.  Bankruptcy or Receivership

Item 7.  Exhibits

EXHIBIT 2.1 Joint Plan of Reorganization Dated August 5, 2003, as amended by the Bankruptcy Court's Confirmation Order Dated December 2, 2003

EXHIBIT 2.2    The Bankruptcy Court's Confirmation Order Dated December 2, 2003

EXHIBIT 2.3    Press Release




ITEM 3.  BANKRUPTCY OR RECEIVERSHIP.

Confirmation of Plan

As previously reported, On May 13, 2003 (the "Commencement Date") eClickMD, Inc., (the "Company") filed a voluntary petition under Chapter 11 of Title 11 of the United States Bankruptcy Code (the "Bankruptcy Code") in the United States Bankruptcy Court for the Western District of Texas (the "Bankruptcy Court"), Case No. 03-12387. During the course of its Chapter 11 proceeding, the Company operated its business and managed its assets as a debtor-in-possession pursuant to sections 1107(a) and 1108 of the Bankruptcy Code.

On August 6, 2003, the Company filed a proposed Disclosure Statement and Joint Plan of Reorganization, dated August 5, 2003, (the "Plan") with the Bankruptcy Court. On October 23, 2003, after notice and a hearing, the Bankruptcy Court signed the Disclosure Statement Order, approving the Company's Disclosure Statement. On October 24, 2003, the Debtors commenced the solicitation of holders of claims entitled to vote to accept or reject the Plan. A copy of the Plan (as amended by the Bankruptcy Court's Confirmation Order, (the "Confirmation Order") dated December 2, 2003) is attached as exhibit 2.1 and incorporated by reference herein. Capitalized terms used but not defined herein shall have the meaning assigned to them in the Plan.

On December 2, 2003, after notice and a hearing, the Bankruptcy Court entered its Findings of Fact, Conclusions of Law and Order confirming the Debtor's Joint Plan of Reorganization dated as of August 5, 2003 (the "Confirmation Order"). The Bankruptcy Court's Confirmation Order is attached hereto as Exhibit 2.2 and incorporated herein by reference. The Plan became final and non-appealable on December 13, 2003.

The Effective Date of the Plan is December 15, 2003.

SUMMARY OF THE PLAN

The following is a summary of the material features of the Plan and is qualified in its entirety by reference to the Plan itself.

Among other things, the Plan generally provides that all existing equity interests and rights in the Debtor will be cancelled. The Debtor's sole Secured Creditor will receive Ninety Seven and One-Half Percent (97.50%) of the New Common Shares of the reorganized Debtor. Unsecured Creditors will receive Two and One-Half Percent (2.50%) of the New Common Shares of the reorganized Debtor, a cash dividend equal to Two and One-Half Percent (2.50%) of the amount of their Allowed Claim, and an assignment of the Debtor's rights under a pre-petition judgment in the amount of approximately $1 million, entered in favor of the Debtor. Equity interest holders in the Debtor each will receive 100 shares of New Common Stock, regardless of the size of their pre-petition equity interests. Post-Petition secured loans to the Debtor shall continue for one (1) year following the Confirmation Date in accordance with the terms of the Court's Order Authorizing Post-Petition Financing, and pursuant to the forms of Post-Petition Senior Secured Promissory Notes attached as exhibits to the Disclosure Statement.

Claims and interests are classified as follows:

         Class 1.          Allowed Administrative Claims under Section
503(b)(2), (3), (4), (5), or (6) of the Code and Allowed Priority Claims under
Section 507(a)(2) or (6).

         Class 2.          Allowed Claims entitled to priority  pursuant to
Section 507(a)(3), (4), (5) or (8) of the Code.

         Class 3.          Allowed Post-Petition Secured Claim of Gryphon
Opportunities Fund, I LLP (Gryphon) in the amount of $298,620 on August 5, 2003, and continuing to accrue at the rate of approximately $100,000 per month.

         Class 4.          Allowed Pre-Petition Secured Claim of Gryphon in the
amount of $1,614,978.

         Class 5.          Allowed Unsecured Claims.

         Class 6.          Holders of Common or Preferred Stock Interests.


Summary of Distributions to be made under the Plan and treatment of claims and interests (Classes 3, 4, 5, and 6 are impaired under the Plan):

                  4.01 Class 1 Claims. The Allowed Amount of Administrative Claims allowed under sections 503(b)(2) through (b)(6) of the Code shall be paid in cash in full on the Distribution Date.

                  4.02 Class 2 Claims. Each holder of a Class 2 Claim shall be paid in respect of such Claim deferred monthly payments commencing sixty days
(60) after the Distribution Date and continuing over a period not to exceed two
(2) years, sufficient to pay in full the Allowed Claim, with interest accruing thereon from the Distribution Date at the rate of Ten Percent (10%) per year unless the holder of a particular claim has agreed to a different treatment. The Allowed Claim of the Texas Workforce Commission shall be paid in monthly installments commencing sixty (60) days after the Effective Date and continuing over a period not to exceed six (6) years from the Effective Date with interest accruing thereon from the Effective Date at the rate of six percent (6%) per year.

                  4.03 Class 3 Claim. The Allowed Post-Petition Secured Claim of Gryphon is payable in full and shall accrue interest at the rate of 5% per year from and after one hundred eighty days (180) after the Distribution Date. Beginning on the first calendar day of the month following one hundred eighty (180) days after the Distribution Date, and on the first day of each calendar month thereafter for the next twelve (12) months, Gryphon shall receive a payment equal to the accrued interest on its Class Three Allowed Claim; thereafter, beginning on the first calendar day of the following month and continuing for the next fifty-nine (59) months, Gryphon shall receive monthly principal and interest payments in the amount needed to fully amortize the Class 3 Allowed Claim (including interest as described above) over sixty (60) months. Gryphon shall retain all liens and security interests securing repayment of the Post-Petition Loans, and such liens and security interests shall survive confirmation of the Plan. Post-Confirmation loans by Gryphon shall be made in accordance with the Bankruptcy Court's Order Authorizing Post-Petition Financing, and shall be made pursuant to the form of Post-Confirmation Senior Secured Promissory Note attached to the Disclosure Statement as Exhibit 4.

                  4.04 Class 4 Claims. On the Distribution Date, the Allowed Pre-Petition Secured Claim of Gryphon shall be converted into New Common Stock comprising Ninety-Seven and One-Half Percent (97.50%) of the equity ownership interests in the Reorganized Debtor. Certain of such New Common Shares will in turn be distributed by Gryphon to Class 6 claimants, as described in 4.06 below. During the period between the Effective Date and the Distribution Date, Class 4 Claimants shall be entitled to vote the New Common Stock in connection with any shareholder approvals required by the Debtor.

                  4.05 Class 5 Claims. On the Distribution Date, each Allowed Unsecured Claim holder shall receive a cash distribution equal to approximately Two and One-Half Percent (2.50%) of the amount of such Allowed Class 5 Claim. Each Class 5 Claim holder further shall receive a pro rata share of the New Common Stock comprising Two and One-Half Percent (2.50%) of the equity Ownership interests in the Reorganized Debtor. During the period between the Effective Date and the Distribution Date, Class 5 Claimants shall be entitled to vote the New Common Stock in connection with any shareholder approvals required by the Debtor. Unsecured Creditors further shall participate pro rata in a creditor's trust to be formed to take ownership of the Rajani Judgment.

                  4.06 Class 6 Claims. All existing equity rights in the Debtor, whether vested or unvested, including the Common Shares of Debtor and the Preferred Shares of Debtor shall be cancelled on the Effective Date. Without regard to the number or percentage of Common Shares held by any given Class 6

Claimant, each Allowed Class 6 Interest holder will receive 100 shares of New Common Stock. Such shares are to be taken from the New Common Stock otherwise distributable to Class 4 Claimant under this Plan and distributed to the Allowed Class 6 Interest holders not later than sixty (60) days after the Distribution Date.

For financial information regarding the assets and liabilities of the Debtors refer to the Quarterly Report for eClickMD, Inc. on Form 10-QSB for the quarterly period ended September 30, 2003.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a) Financial Statements of business acquired: Not applicable.
         (b) Pro Forma financial information: Not applicable.
         (c) Exhibits

             2.1 Joint Plan of Reorganization Dated August 5, 2003, as amended by the Bankruptcy Court's Confirmation Order Dated December 2, 2003
             2.2  The Bankruptcy Court's Confirmation Order Dated December 2,
                  2003
             2.3  Press Release Dated December 15, 2003

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: December 15, 2003


eClickMD, Inc.


By:    /s/ NEIL BURLEY
       ------------------
Name:  Neil Burley
Title: Chief Financial Officer